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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 1999
                                                 -------------------------------

                                TEAMSTAFF, INC.,
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               (Exact Name of Registrant as specified in charter)

       New Jersey                   0-18492               22-1899798
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(State or other jurisdic-         (Commission           (IRS Employer
tion of incorporation)            File Number)        Identification No.)

300 Atrium Drive, Somerset, N.J.                             08873
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code (732) 748-1700
                                                   --------------

                             DIGITAL SOLUTIONS, INC.
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         (Former name or former address, if changed since last report.)
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Item 5. Other Events.

      On March 17, 1999, TEAMSTAFF, INC. (formerly Digital Solutions, Inc.) (the "Company") held an Annual Meeting of its Stockholders in Somerset, New Jersey. Of the 27,617,241 shares of Common Stock entitled to vote as of the Record Date of February 17, 1999, 24,760,974 shares were represented either in person or by proxy.

      The purpose of the Annual Meeting was to consider and approve the following:

1. Amendments to Certificate of Incorporation. To amend the Company's Certificate of Incorporation to classify the Board of Directors into three classes and further provide that any amendment to such provision to classify the Board of Directors be effective only upon the affirmative vote of the Board of Directors of 66 2/3% of the issued and outstanding shares entitled to vote.

Results of Voting

The Stockholders of the Company voted 8,968,140 shares in favor of adoption of the amendments to the Certificate of Incorporation. Stockholders holding 129,100 shares voted against the proposal. A total of 15,600 Stockholders abstained from voting.

2. Election of Directors. To elect seven directors to the Board of Directors in staggered terms of one to three years. The nominees for election were:

      Class 1                 Class 2                       Class 3
      -------                 -------                       -------
Karl W. Dieckmann             John H. Ewing                 Kirk A. Scoggins
Donald W. Kappauf             Charles R. Dees, Jr.          Martin J. Delaney
William J. Marino

The term for Class 1 directors expires at the 2002 Annual Meeting, the term for Class 2 Directors expires at the 2001 Annual Meeting and the term for Class 3 Directors expires at the 2000 Annual Meeting.


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Results of Voting

The Stockholders voted as follows with respect to the election of Directors:

                                    Votes For               Votes Withheld
                                    ---------               --------------
Karl W. Dieckmann                   24,233,431              527,743
Donald W. Kappauf                   24,271,431              489,543
William J. Marino                   24,321,531              439,443
John H. Ewing                       24,293,231              467,743
Charles R. Dees, Jr.                24,353,231              407,743
Kirk A. Scoggins                    24,351,231              409,743
Martin J. Delaney                   24,355,731              405,243

Item 7. Exhibits

3.1 Form of Amendment to Certificate of Incorporation (filed as Appendix A to the Company's Proxy Statement dated February 18, 1999.


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TEAMSTAFF, INC.


                                        By: /s/ Donald T. Kelly
                                           -------------------------------------
                                            Donald T. Kelly
                                            Chief Financial Officer

Dated: March 25, 1999


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